                                                              ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE YEAR
                                                       ENDED NOVEMBER 30, 1997

[LOGO]
Seeks growth of capital




KEMPER VALUE+GROWTH
FUND




                                              "...Our experience is that solid

                                               investment ideas can offer good

                                              returns not just over the course

                                               of months, but over years. ..."




                                                           [LOGO] KEMPER FUNDS

CONTENTS
                            3
            ECONOMIC OVERVIEW
                            5
           PERFORMANCE UPDATE
                            9
             INDUSTRY SECTORS
                           10
             LARGEST HOLDINGS
                           11
     PORTFOLIO OF INVESTMENTS
                           14
                    REPORT OF
         INDEPENDENT AUDITORS
                           15
         FINANCIAL STATEMENTS
                           17
                     NOTES TO
         FINANCIAL STATEMENTS
                           21
         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AT A GLANCE

--------------------------------------------------------------------------------
 KEMPER VALUE+GROWTH FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997 (UNADJUSTED FOR ANY SALES CHARGE)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Class A                                             20.83%
Class B                                             19.96%
Class C                                             19.86%
Lipper Growth & Income Funds Category Average*      23.50%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           11/30/97 11/30/96
 ............................................
 KEMPER VALUE+GROWTH FUND
 CLASS A                   $14.62   $ 12.95
 ............................................
 KEMPER VALUE+GROWTH FUND
 CLASS B                   $14.37   $ 12.83
 ............................................
 KEMPER VALUE+GROWTH FUND
 CLASS C                   $14.37   $ 12.84
 ............................................

--------------------------------------------------------------------------------
 KEMPER VALUE+GROWTH FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                       CLASS A    CLASS B    CLASS C
 .....................................................
    1-YEAR             #458 of    #490 of   #494 of
                      608 funds  608 funds  608 funds
 .....................................................

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                     CLASS A  CLASS B  CLASS C
 ..............................................................
 SHORT-TERM CAPITAL GAIN             $ 0.73   $ 0.73   $ 0.73
 ..............................................................
 LONG-TERM CAPITAL GAIN              $ 0.10   $ 0.10   $ 0.10
 ..............................................................

--------------------------------------------------------------------------------
TERMS TO KNOW

YOUR FUND'S STYLE
                  STYLE
                                      SIZE

            VALUE     BLEND     GROWTH
              X                         LARGE
                                        MEDIUM
                                        SMALL

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of November 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

ECONOMIC OVERVIEW

  [PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.
  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.
  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.
  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.
  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.
  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.
  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

 ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC EXPANSION GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              NOW (12/31/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate (1)                 5.81             6.22          6.58           5.65
Prime rate (2)                            8.50             8.50          8.25           8.50
Inflation rate (3)                        1.70             2.23          3.04           2.72
The U.S. dollar (4)                      10.43             7.32          4.59          -0.57
Capital goods orders (5)*                11.61             8.58          2.23           9.56
Industrial production (5)*                5.59             3.91          4.70           2.34
Employment growth (6)                     2.66             2.30          2.41           1.57

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AS INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
* DATA AS OF NOVEMBER 30, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.
  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAUREEN ALLYN

MAUREEN ALLYN
CHIEF ECONOMIST, Scudder Kemper Investments, Inc.

January 9, 1998

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

[PHOTO]
DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT OF WHAT IS NOW SCUDDER KEMPER INVESTMENTS, INC. BUKOWSKI ALSO CO-MANAGES KEMPER VALUE+GROWTH FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[PHOTO]
WILLIAM KNAPP JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1992 AS A QUANTITATIVE ANALYST AND IS A CO-MANAGER OF KEMPER VALUE+GROWTH FUND. HE RECEIVED HIS B.S. AND GRADUATED MAGNA CUM LAUDE AT DRAKE UNIVERSITY AND HIS M.S. AT THE UNIVERSITY OF WISCONSIN-MADISON. HE ALSO EARNED HIS PH.D. AT THE UNIVERSITY OF WISCONSIN-MADISON WITH AN EMPHASIS IN INDUSTRIAL ORGANIZATION AND FINANCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     DID THE FUND'S PERFORMANCE FOR
      THE YEAR MEET YOUR EXPECTATIONS?

A     Yes, on an absolute basis
      the fund's performance was excellent. Class A shares had a total return (unadjusted for any sales charge) of 20.83 percent for the year. This was a strong return in a remarkably robust market. However, the difference between our return and the 28.10 percent return of the benchmark Russell 1000 Index requires some explanation.
  The index is skewed towards the largest companies -- primarily big brand-name growth companies like Procter & Gamble, Pfizer, Coca-Cola, Gillette, Microsoft, Eli Lilly and GE. These companies are frequently refered to as the "Nifty Fifty" by the popular press. Few if any of these companies are priced low enough relative to their earnings to fit with our "growth at a reasonable price" approach. For example, Coca-Cola recently sold at 40 times 1997 earnings -- that's a lot to pay, and we think at that level there is more downside risk than upside potential, even though it's a fine growth company. So we tended not to have large positions in these types of names.
  Unfortunately, the market didn't seem very concerned about value for much of the fiscal year -- investors just continued to bid up the prices of big, brand-name companies. There were two reasons for this. First, uncertainty about the direction of interest rates during the first part of the year prompted investors to favor big companies whose bottom lines tend to be less affected by interest rate changes. Second, concern over the impact of Asia's problems during the last two months of the year prompted a "flight to safety," and large cap, brand-name companies benefited.

Q     WERE THE HIGH PRICES OF THESE
      COMPANIES THE ONLY REASON YOU DIDN'T BUY MORE?

A     Price is the main reason but
      not the only one. We also manage the fund with tax efficiency in mind. Selling current holdings to buy big cap consumer stocks would have dramatically boosted the fund's taxable capital gains exposure, but only would provide modest upside potential. For us, that didn't make a lot of sense. Our experience is that solid investment ideas can offer good returns not just over the course of months, but over years. Unless there's a compelling reason to sell stocks, we'll hang onto them. We think that's the best way to serve our shareholders.

Q     WITH THE PASSAGE OF THE NEW
      TAX ACT, SHAREHOLDERS MAY BE INTERESTED IN HOW YOU MANAGE THE FUND FOR TAX EFFICIENCY. COULD YOU FURTHER DESCRIBE YOUR APPROACH?

A     Certainly. We work to
      provide tax efficiency in a couple of ways: (1) keeping portfolio turnover relatively low and (2) when selling shares, paying attention to when they were purchased and at what price, so we can offset gains with losses.
  In this way, we hope to help shareholders keep more of their return rather than giving a portion to Uncle Sam in the form of capital gains tax. It's a strategy that doesn't show up in absolute return numbers, but it does show up in our potential capital gains exposure (PCGE).

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
Morningstar, the independent mutual fund rating service, keeps track of PCGE. Potential capital gains as determined by Morningstar indicate how much of a fund's assets would be subject to taxation if the fund were to be liquidated today. They list Kemper Value+Growth Fund's PCGE as 16 percent as of November 30, 1997. That compares to an average of 27 percent for Morningstar's growth fund category. That potentially lower tax exposure can make a big difference in our shareholders' pocketbooks.

Q     EARLIER, YOU MENTIONED A
      COUPLE OF PERIODS OF MARKET UNCERTAINTY. COULD YOU PROVIDE A "PLAY-BY-PLAY" OF MARKET CONDITIONS FOR THE YEAR AND HOW YOU RESPONDED TO THEM?

A     The year began with two
      quarters of strong economic growth and with a parallel run-up in interest rates. This increase in rates was caused by fears of a major Federal Reserve Board ("the Fed") rate action.
  Interest rate increases are potentially negative for the financial services stocks in particular, and investor apprehensiveness resulted in buying opportunities in that sector. As a result, the financial services sector was an out-standing performer for the fund (up an average of 50 percent for the fiscal year). Among new positions, we had strong price appreciation in Federal National Mortgage Association ("Fannie Mae") and in Bear Stearns, bought on concern that 1997 would be a weaker year for the brokerage industry. We added to our position in NationsBank, a leading "super-regional" bank, for its potential in a time of rapid nationwide consolidation.
  We found further growth at reasonable prices in the second quarter of 1997 in technology, one of the largest sectors in our portfolio (17 percent) at November 30, 1997. The entire sector was under pressure at the end of the first quarter due to fears of inventory overhang and intense price competition. We believed these concerns to be largely unwarranted, and we loaded up on technology stocks. With world PC demand continuing to expand rapidly, we see real long-term growth potential for selected PC manufacturers.
  Technology stocks, along with the rest of the market, rallied strongly during the second and third quarters of 1997, as posi-tive data for the U.S. economy reassured investors. Indications of sustainable growth, low infla-tion, and declining interest rates created a favorable environment for stocks, a climate which con-tinued through October.
  Believing the health care sector to be overvalued by the market, we took the opportunity to sell some of the particularly high-flying issues such as Medtronic. These sales slightly reduced the fund's short-term performance in health care as measured by the market-cap weighted indexes. But we felt the fund was better served by establishing new positions in more value-oriented issues in the sector, which should enhance long-term fund results. An example is American Home Products, a company possessing strong earnings power. We believe the market had over-reacted to problems this year with diet drugs, creating an excellent buying opportunity. Another pharma-ceutical holding was Merck, which the market suspected could not sustain its growth rate derived from revolutionary new drug discoveries. We were rewarded at the end of the fiscal year when the stock moved vigorously upward in response to an announcement from Merck's chairman that the earnings growth rate would be maintained.
  In October, the market's powerful rally was suddenly reversed by emerging problems in Asia, which, as we mentioned earlier caused a "flight to safety." The fund was particularly hurt by its large exposure to techno-logy, which took the worst of the market's fear. Investors instead favored even further the big-name, large capitalization consumer non-durable stocks. However, we believe that tactic may in the end reverse itself as many of these companies are multi-nationals with heavy exposure to Asia. It is our view that at these lofty price-earnings multiples, even a "flight to safety" can be dangerous. The fate of the so-called "Nifty Fifty" during the 1973-74 bear market is an example. Many of those "couldn't fail" stocks lost over half their value. We prefer to look for growth without paying exorbitant prices. The market hasn't rewarded that approach yet, but we believe it will in the long term.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

Q     HOW DOES THE FUND'S OVERALL
      PRICE-TO-EARNINGS RATIO STACK UP VERSUS THE MARKET?

A     Kemper Value+Growth
      Fund is trading at an average of 22 times the last 12-months' earnings, with an expected growth rate of 13 percent. This compares favorably with the Standard & Poor's 500 Index which is at 23 times the last 12-months' earnings, with an expected growth rate of 14 percent. So we're paying slightly less than the average market price for stocks with above-market growth potential. And because this is growth at the right price, the portfolio is less vulnerable in possible corrections.

Q     HOW IS THE PORTFOLIO DIVIDED
      BETWEEN VALUE AND GROWTH?

A     This is the only fund we
      know of with managers devoted exclusively to both approaches. All growth and income funds that we have heard about have managers who are not specialists. But at Kemper Value+Growth Fund, we manage the growth side of the portfolio here in Chicago, while our counterparts at Kemper Value Advisors in New York manage the value side. We think this arrangement offers the best of both worlds, with each set of managers sticking to their areas of expertise.
  We allocate capital between the two investment approaches by means of a quantitative model we developed, exclusive to Kemper Funds, to evaluate the macroeconomic factors (the strength of the economy, interest rate trends, and the relative valuations of growth and value stocks), that largely determine which approach is likely to outperform for a sustained period. We will always keep a sizable representation in both value and growth, so as to reduce the fund's volatility.
  Toward the end of the fiscal year, we increased the growth percentage of the fund's portfolio from 60 percent to 65 percent. That's related to our outlook for the economy and interest rates. Real rates (interest rates minus inflation) are very high. In this situation, we expect to see the long bond stay below six percent, which is very favorable for growth stocks. You can think of it this way: Growth stocks are like long dated bonds, in that most of their earnings occur farther in the future. Value stocks are kind of like T-bills, because they tend to offer more immediate earnings. A decline in rates lowers the opportunity cost of future earnings, therefore increasing the present value of growth type stocks.
  Also favorable to growth stocks is that earnings growth for the market as a whole is expected to slow in 1998. The reasons include concerns regarding the impact of the problems in Asia; reduced opportunities to increase industrial productivity (since many companies have already made a lot of improvements); and diminished tax incentives as a stimulus to industry.
  Slower earnings growth tends to be good for growth stocks, as economically sensitive types of stocks typically take the brunt of earnings declines. If earnings slow, the market will be willing to pay a premium for what growth it can find, making growth stocks more attractive.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR PERIODS ENDED NOVEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------
                                               13.88%      22.96%           (since
  KEMPER VALUE+GROWTH FUND CLASS A                                        10/16/95)
 .......................................................................................
                                               16.96       24.36            (since
  KEMPER VALUE+GROWTH FUND CLASS B                                        10/16/95)
 .......................................................................................
                                               19.86       25.46            (since
  KEMPER VALUE+GROWTH FUND CLASS C                                        10/16/95)
 .......................................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        KEMPER VALUE+GROWTH FUND CLASS A
                                                                                   KEMPER VALUE+GROWTH
                                                                                     FUND CLASS A(1)      RUSSELL 1000 INDEX+
                                    10/31/95                                             $10,000                $10,000
                                    12/31/95                                              $9,961                $10,605
12/31/96                                                                                         $12,506              $12,983
11/30/97                                                                                         $15,416              $16,902
Growth of an assumed $10,000 investment in Class A shares from 10/31/95 to
11/30/97

                        KEMPER VALUE+GROWTH FUND CLASS A
                                                                                  STANDARD & POOR'S
                                                                                  500 STOCK INDEX++
                                    10/31/95                                           $10,000
                                    12/31/95                                           $10,653
12/31/96                                                                                     $13,093
11/30/97                                                                                     $17,115
Growth of an assumed $10,000 investment in Class A shares from 10/31/95 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       KEMPER VALUE+GROWTH FUND CLASS B
                                                                                  KEMPER VALUE+GROWTH
                                                                                    FUND CLASS B(1)      RUSSELL 1000 INDEX+
                                   10/31/95                                             $10,000                $10,000
                                   12/31/95                                             $10,554                $10,605
12/31/96                                                                                        $13,139              $12,983
11/30/97                                                                                        $15,782              $16,902
Growth of an assumed $10,000 investment in Class B shares from 10/31/95 to
11/30/97

                       KEMPER VALUE+GROWTH FUND CLASS B
                                                                                 STANDARD & POOR'S
                                                                                 500 STOCK INDEX++
                                   10/31/95                                           $10,000
                                   12/31/95                                           $10,653
12/31/96                                                                                    $13,093
11/30/97                                                                                    $17,115
Growth of an assumed $10,000 investment in Class B shares from 10/31/95 to
11/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        KEMPER VALUE+GROWTH FUND CLASS C
                                                                                   KEMPER VALUE+GROWTH
                                                                                     FUND CLASS C(1)      RUSSELL 1000 INDEX+
                                    10/31/95                                             $10,000                $10,000
                                    12/31/95                                             $10,554                $10,605
12/31/96                                                                                         $13,150              $12,983
11/30/97                                                                                         $16,082              $16,902
Growth of an assumed $10,000 investment in Class C shares from 10/31/95 to
11/30/97

                        KEMPER VALUE+GROWTH FUND CLASS C
                                                                                  STANDARD & POOR'S
                                                                                  500 STOCK INDEX++
                                    10/31/95                                           $10,000
                                    12/31/95                                           $10,653
12/31/96                                                                                     $13,093
11/30/97                                                                                     $17,115
Growth of an assumed $10,000 investment in Class C shares from 10/31/95 to
11/30/97

RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR
 LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
 (CDSC) AS FOLLOWS: 1 YEAR, 3 PERCENT; 5 YEAR, 1 PERCENT; SINCE INCEPTION, 0 PERCENT. FOR CLASS C SHARES THERE IS NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR CLASS C SHARES, THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CDSC IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER VALUE+GROWTH FUND TO THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

+THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 1000 OF THE LARGEST
 CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THIS LARGE CAP MARKET-ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

++THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS TOWERS DATA SYSTEMS.

--------------------------------------------------------------------------------
INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on November 30, 1997, and on November 30, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              KEMPER VALUE+GROWTH FUND AS OF 11/30/97        KEMPER VALUE+GROWTH FUND AS OF 11/30/96
Consumer nondurables                                               22.7%                                          27.0%
Finance                                                            20.6%                                          20.4%
Technology                                                         17.3%                                          18.3%
Health care                                                        14.8%                                          11.1%
Basic industries                                                    6.8%                                           3.1%
Capital goods                                                       6.1%                                           5.2%
Energy                                                              6.0%                                           5.8%
Utilities                                                           3.1%                                           3.9%
Consumer durables                                                   2.1%                                           4.0%
Transportation                                                      0.5%                                           1.2%

A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on November 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              KEMPER VALUE+GROWTH FUND AS OF 11/30/97      RUSSELL 1000 INDEX AS OF 11/30/97
Consumer nondurables                                               22.7%                                 21.2%
Finance                                                            20.6%                                 18.5%
Technology                                                         17.3%                                 14.0%
Health care                                                        14.8%                                 11.0%
Basic industries                                                    6.8%                                  4.7%
Capital goods                                                       6.1%                                  8.9%
Energy                                                              6.0%                                  7.8%
Utilities                                                           3.1%                                  9.8%
Consumer durables                                                   2.1%                                  2.7%
Transportation                                                      0.5%                                  1.4%

*THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 1000 OF THE LARGEST
 CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THIS LARGE CAP MARKET-ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 INDEX.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 22.4 percent of the fund's total net assets on November 30, 1997

--------------------------------------------------------------------------------
      Holdings                                                           Percent
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    PHILIP         The largest cigarette maker in the U.S. Through        4.3%
      MORRIS         its Miller Brewing subsidiary, it is also the
                     country's second-largest brewer. This company is
                     also a major branded food producer through its
                     Kraft Foods subsidiaries.
--------------------------------------------------------------------------------
2.    GENERAL        A broadly diversified company with major               2.6%
      ELECTRIC       businesses in power generators, appliances,
                     lighting, plastics, medical systems, aircraft
                     engines, financial services and broadcasting.
--------------------------------------------------------------------------------
3.    UST            Manufactures and sells moist snuff, wine and other     2.4%
                     products.
--------------------------------------------------------------------------------
4.    FEDERAL        Often referred to as "Fannie Mae", this is a           2.3%
      NATIONAL       private corporation federally chartered to provide
      MORTGAGE       financial products and services that increase the
      ASSOCIATION    availability and affordability of housing to low,
                     moderate and
                     middle-income Americans.
--------------------------------------------------------------------------------
5.    INTEL          Engaged in the design, development, manufacture        2.2%
                     and sale of advanced microcomputer components such
                     as integrated circuits and other related products.
--------------------------------------------------------------------------------
6.    FEDERAL HOME   Provides for the transfer of capital between           1.9%
      LOAN           mortgage lenders and mortgage securities
      MORTGAGE       investors, enabling mortgage lenders to provide a
      CORPORATION    continuous flow of funds to borrowers.
--------------------------------------------------------------------------------
7.    CISCO          The largest, most comprehensive supplier of            1.9%
      SYSTEMS        routing software and related systems that direct
                     the flow of data between local area networks, this
                     company is a play on the explosive growth of the
                     Internet.
--------------------------------------------------------------------------------
8.    NATIONSBANK    Provides financial services such as checking and       1.7%
                     savings accounts, loans, investment management,
                     brokerage, trading, corporate finance and
                     insurance services.
--------------------------------------------------------------------------------
9.    AMERICAN       Manufactures and markets health care products.         1.6%
      HOME
      PRODUCTS
--------------------------------------------------------------------------------
10.   WORLDCOM       Provides intrastate, interstate and international      1.5%
                     long distance services, along with operator,
                     billing and
                     collection services.
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares      Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--6.7%
                               AMP, Inc.                                            16,700   $   725
                               Crown Cork & Seal Co.                                21,000     1,025
                               Dow Chemical Co.                                      9,000       889
                               Eastman Chemical Co.                                 10,100       610
                               Ferro Corp.                                          13,000       498
                               Georgia-Pacific Corp.                                 5,400       461
                               Louisiana-Pacific Corp.                              29,800       602
                               Nucor Corp.                                           9,000       450
                               Sonoco Products Co.                                  25,900       850
                               Union Camp Corp.                                      7,900       474
                               ---------------------------------------------------------------------
                                                                                               6,584
----------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.0%
                               B.F. Goodrich Co.                                    12,400       552
                               Emerson Electric Co.                                 11,100       610
                               General Electric Co.                                 34,900     2,574
                               Honeywell                                             7,000       458
                               Pitney Bowes, Inc.                                    6,000       504
                         (a)   U.S. Filter Corp.                                    13,200       414
                         (a)   USA Waste Services                                   22,617       748
                               ---------------------------------------------------------------------
                                                                                               5,860
----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.1%
                         (a)   AutoZone                                             17,400       522
                               Carnival Corp.                                       23,000     1,243
                         (a)   Consolidated Stores Corp.                            16,500       802
                               Home Depot                                            5,000       280
                               J.C. Penney Co.                                       2,300       148
                               May Department Stores Co.                             9,000       484
                         (a)   MGM Grand                                            27,000     1,056
                               NIKE                                                 16,300       794
                               Sears, Roebuck & Co.                                 13,500       618
                         (a)   Tommy Hilfiger Corp.                                 26,800     1,052
                               Tricon Global Restaurants, Inc.                       1,900        64
                               V.F. Corp.                                            6,800       314
                               Walt Disney Co.                                      15,700     1,491
                               ---------------------------------------------------------------------
                                                                                               8,868
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.1%
                               Ford Motor Co.                                       16,200       697
                               Leggett & Platt Inc.                                  7,000       301
                               Magna International, Inc., "A"                        6,800       429
                               Superior Industries International                    25,000       650
                               ---------------------------------------------------------------------
                                                                                               2,077
----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--13.3%
                               American Greetings Corp.                             28,200     1,036
                               Clorox Co.                                            5,400       419
                               Kimberly-Clark Corp.                                 11,400       594
                               McDonald's Corp.                                     28,800     1,397
                               Newell Co.                                           19,900       812
                               PepsiCo                                              20,000       737
                               Philip Morris Cos.                                   96,900     4,215
                               Procter & Gamble Co.                                  9,500       725
                               Unilever, N.V., ADR                                   6,000       348
                               UST, Inc.                                            74,400     2,297
                               Whitman Corp.                                        15,000       395
                               ---------------------------------------------------------------------
                                                                                              12,975
----------------------------------------------------------------------------------------------------
ENERGY--5.9%
                               AMOCO Corp.                                           9,300       837
                               Atlantic Richfield Co.                               11,300       921
                               Chevron Corp.                                         8,000       641
                               Columbia Gas System                                   4,400       320

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares      Value
----------------------------------------------------------------------------------------------------

                               Consolidated Natural Gas                              5,000   $   302
                               Enron Corp.                                          17,000       659
                               Exxon Corp.                                          19,900     1,214
                               Kerr-McGee Corp.                                     10,100       670
                               Royal Dutch Petroleum Co.                             4,000       211
                               ---------------------------------------------------------------------
                                                                                               5,775
----------------------------------------------------------------------------------------------------
FINANCE--20.3%
                               American General Corp.                                6,500       350
                               American International Group, Inc.                    3,500       353
                               Banc One Corp.                                       13,200       678
                               BankAmerica Corp.                                     5,900       431
                               Bankers Trust New York Corp.                          3,000       356
                               Barnett Banks                                         6,600       464
                               Bear Stearns Cos.                                    15,000       622
                               BRE Properties, Inc.                                 20,000       575
                               Chase Manhattan Corp.                                 3,400       369
                               Dean Witter Discover                                 13,000       706
                               Federal Home Loan Mortgage Corp.                     45,000     1,856
                               Federal National Mortgage Association                41,800     2,208
                               First Chicago NBD Corp.                               6,000       469
                               First Union Corp.                                     4,700       229
                               Fleet Financial Group, Inc.                           2,600       172
                               General Re Corp.                                      3,300       655
                               Golden West Financial Corp.                           1,200       108
                               H.F. Ahmanson & Co.                                  10,800       643
                               ITT Hartford Group                                    3,500       293
                               Jefferson-Pilot Corp.                                13,000       992
                               KeyCorp                                               3,400       229
                               Meditrust                                            14,419       548
                               Mellon Bank Corp.                                    10,000       567
                               Merrill Lynch & Co.                                   9,400       660
                               MGIC Investment Corp.                                16,800       982
                               NationsBank                                          27,510     1,652
                               Norwest Corp.                                        13,600       509
                               PNC Bank Corp., N.A.                                  1,300        70
                               Post Properties                                      14,500       560
                               Republic NY Corp.                                     2,000       218
                               Safeco Corp.                                          6,500       318
                               Torchmark Corp.                                       7,000       286
                               Wells Fargo & Co.                                     2,300       707
                               ---------------------------------------------------------------------
                                                                                              19,835
----------------------------------------------------------------------------------------------------
HEALTH CARE--14.7%
                               Abbott Laboratories                                  17,400     1,131
                               ALZA Corp.                                           46,000     1,228
                               American Home Products Corp.                         23,200     1,621
                         (a)   Amgen, Inc.                                           1,100        56
                               Astra AB, ADR                                        59,000     1,003
                               Baxter International                                  6,000       304
                               Becton Dickinson & Co.                               15,000       773
                         (a)   Biogen                                               16,700       585
                               Bristol-Myers Squibb Co.                              9,000       843
                               C.R. Bard                                            17,400       521
                               Crescendo Pharmaceuticals Corp.                       1,800        21
                               Glaxo Wellcome, ADR                                   9,000       411
                         (a)   HealthCare COMPARE Corp.                             17,200       897
                               Johnson & Johnson                                    10,700       673
                               Mallinckrodt Group                                   35,000     1,295
                               Merck & Co.                                          15,000     1,418
                               Novartis, ADR                                         5,000       398
                               United Healthcare Corp.                              22,000     1,145
                               ---------------------------------------------------------------------
                                                                                              14,323
----------------------------------------------------------------------------------------------------
TECHNOLOGY--17.0%
                         (a)   3Com Corp.                                           32,700     1,185
                         (a)   Applied Materials, Inc.                              23,000       759

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares      Value
----------------------------------------------------------------------------------------------------

                         (a)   Ascend Communications, Inc.                          16,900   $   421
                         (a)   Atmel Corp.                                          23,000       516
                         (a)   Cisco Systems                                        21,100     1,820
                         (a)   Compaq Computer Corp.                                24,050     1,502
                         (a)   Computer Sciences Corp.                              16,200     1,283
                               Diebold                                              19,000       878
                               Intel Corp.                                          27,200     2,111
                               Linear Technology Corp.                               7,000       451
                         (a)   Microchip Technology                                  6,700       235
                         (a)   Novellus Systems                                     13,000       489
                         (a)   Parametric Technology Corp.                          12,400       627
                         (a)   Quantum Corp.                                        18,400       490
                               Raytheon Co.                                         13,500       755
                               Reynolds & Reynolds Co.                              39,000       746
                         (a)   Seagate Technology                                   21,000       476
                         (a)   Sun Microsystems                                     31,400     1,130
                         (a)   Western Digital Corp.                                15,800       319
                               Xerox Corp.                                           6,000       466
                               ---------------------------------------------------------------------
                                                                                              16,659
----------------------------------------------------------------------------------------------------
TRANSPORTATION--.5%
                               Canadian National Railway Co.                         9,500       491
                               ---------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UTILITIES--3.0%
                               GTE Corp.                                            17,000       860
                               Southern Co.                                         24,200       581
                         (a)   WorldCom, Inc.                                       47,700     1,526
                               ---------------------------------------------------------------------
                                                                                               2,967
                               ---------------------------------------------------------------------
                               TOTAL INVESTMENTS--98.6%
                               (Cost: $84,135)                                                96,414
                               ---------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--1.4%                   1,327
                               ---------------------------------------------------------------------
                               NET ASSETS--100%                                              $97,741
                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $84,135,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $14,180,000, the gross unrealized depreciation was $1,901,000, and the net unrealized appreciation on investments was $12,279,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER VALUE+GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value+Growth Fund as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value+Growth Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $84,135)                           $96,414
-------------------------------------------------
Cash                                          929
-------------------------------------------------
Receivable for:
  Investments sold                            365
-------------------------------------------------
  Fund shares sold                            342
-------------------------------------------------
  Dividends                                   134
-------------------------------------------------
    TOTAL ASSETS                           98,184
-------------------------------------------------
-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------
Payable for:
  Investments purchased                       133
-------------------------------------------------
  Fund shares redeemed                        121
-------------------------------------------------
  Management fee                               55
-------------------------------------------------
  Distribution services fee                    27
-------------------------------------------------
  Administrative services fee                  17
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             59
-------------------------------------------------
  Trustees' fees and other                     31
-------------------------------------------------
    Total liabilities                         443
-------------------------------------------------
NET ASSETS                                $97,741
-------------------------------------------------
-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------
Paid-in capital                           $82,020
-------------------------------------------------
Undistributed net realized gain on
investments                                 3,434
-------------------------------------------------
Net unrealized appreciation on
investments                                12,279
-------------------------------------------------
Undistributed net investment income             8
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $97,741
-------------------------------------------------
-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($52,059  DIVIDED BY 3,560 shares
  outstanding)                             $14.62
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $15.51
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($42,888  DIVIDED BY 2,984 shares
  outstanding)                             $14.37
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($2,794  DIVIDED BY 194 shares
  outstanding)                             $14.37
-------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997
(IN THOUSANDS)

-------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------
Dividends                                 $ 1,051
-------------------------------------------------
Interest                                      106
-------------------------------------------------
    Total investment income                 1,157
-------------------------------------------------
Expenses:
  Management fee                              474
-------------------------------------------------
  Distribution services fee                   240
-------------------------------------------------
  Administrative services fee                 150
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            306
-------------------------------------------------
  Professional fees                            11
-------------------------------------------------
  Reports to shareholders                      32
-------------------------------------------------
  Registration fees                            12
-------------------------------------------------
  Trustees' fees and other                     14
-------------------------------------------------
    Total expenses before expense
    waiver                                  1,239
-------------------------------------------------
Less expenses waived by investment
manager                                        40
-------------------------------------------------
    Total expenses after expense waiver     1,199
-------------------------------------------------
NET INVESTMENT LOSS                           (42)
-------------------------------------------------
-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
-------------------------------------------------
  Net realized gain on sales of
  investments                               3,595
-------------------------------------------------
  Net realized loss from futures
  transactions                                (96)
-------------------------------------------------
  Net realized gain                         3,499
-------------------------------------------------
  Change in net unrealized appreciation
  on investments                            8,054
-------------------------------------------------
Net gain on investments                    11,553
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $11,511
-------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                             YEAR ENDED
                                            NOVEMBER 30,
                                           1997      1996
-----------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------
 Net investment income (loss)             $   (42)        8
-----------------------------------------------------------
 Net realized gain                          3,499     2,488
-----------------------------------------------------------
 Change in net unrealized appreciation      8,054     4,101
-----------------------------------------------------------
Net increase in net assets resulting
from operations                            11,511     6,597
-----------------------------------------------------------
Net equalization credits (charges)            (30)       61
-----------------------------------------------------------
Distribution from net realized gain        (2,553)       --
-----------------------------------------------------------
Net increase from capital share
transactions                               49,721    26,583
-----------------------------------------------------------
TOTAL INCREASE IN NET ASSETS               58,649    33,241
-----------------------------------------------------------
-----------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------
Beginning of year                          39,092     5,851
-----------------------------------------------------------
END OF YEAR (including undistributed
net investment income
of $8 and $80, respectively)              $97,741    39,092
-----------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.
--------------------------------------------------------------------------------
3  TRANSACTIONS
   WITH AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $474,000 for the year ended November 30, 1997.

                             Scudder Kemper has agreed to temporarily waive certain operating expenses of the Fund. Under this arrangement, Scudder Kemper waived expenses of $40,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                         COMMISSIONS    COMMISSIONS
                                          RETAINED        ALLOWED
                                           BY KDI     BY KDI TO FIRMS
                                         -----------  ---------------
Year ended November 30, 1997             $  40,000         538,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                           DISTRIBUTION FEES
                                         (AFTER EXPENSE WAIVER)     COMMISSIONS AND
                                                AND CDSC         DISTRIBUTION FEES PAID
                                            RECEIVED BY KDI         BY KDI TO FIRMS
                                         ----------------------  ----------------------
Year ended November 30, 1997             $         232,000                 676,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                         ASF (AFTER EXPENSE
                                          WAIVER) PAID BY       ASF PAID
                                          THE FUND TO KDI    BY KDI TO FIRMS
                                         ------------------  ---------------
Year ended November 30, 1997             $      148,000           169,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $236,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $8,000 to independent trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $87,919
Proceeds from sales                        37,137

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                              YEAR ENDED NOVEMBER 30,
                                               1997              1996
                                         ----------------  ----------------
                                         SHARES   AMOUNT   SHARES   AMOUNT
---------------------------------------------------------------------------
 SHARES SOLD
---------------------------------------------------------------------------
 Class A                                  2,303   $31,312   1,525   $16,513
---------------------------------------------------------------------------
 Class B                                  1,959    26,054   1,264    13,722
---------------------------------------------------------------------------
 Class C                                    179     2,342     115     1,244
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
---------------------------------------------------------------------------
 Class A                                    109     1,290      --        --
---------------------------------------------------------------------------
 Class B                                     94     1,108      --        --
---------------------------------------------------------------------------
 Class C                                      6        65      --        --
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 SHARES REDEEMED
---------------------------------------------------------------------------
 Class A                                   (504)   (6,722)   (230)   (2,482)
---------------------------------------------------------------------------
 Class B                                   (367)   (4,802)   (148)   (1,617)
---------------------------------------------------------------------------
 Class C                                    (72)     (926)    (78)     (797)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 CONVERSION OF SHARES
---------------------------------------------------------------------------
 Class A                                     74     1,032      14       160
---------------------------------------------------------------------------
 Class B                                    (75)   (1,032)    (14)     (160)
---------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                     $49,721           $26,583
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          ---------------------------     ---------------------------
                                                    CLASS A                         CLASS B
                                          ----------------------------   -----------------------------
                                            YEAR ENDED     OCTOBER 16      YEAR ENDED    OCTOBER 16
                                           NOVEMBER 30,        TO         NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,   --------------  NOVEMBER 30,
                                           1997    1996       1995        1997    1996      1995
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $12.95   10.02      9.50        12.83   10.02          9.50
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               .02     .05       .02         (.07)   (.04)          .02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain          2.48    2.88       .50         2.44    2.85           .50
------------------------------------------------------------------------------------------------------
Total from investment operations            2.50    2.93       .52         2.37    2.81           .52
------------------------------------------------------------------------------------------------------
Less distribution from net realized
gain                                         .83      --        --          .83      --            --
------------------------------------------------------------------------------------------------------
Net asset value, end of period            $14.62   12.95     10.02        14.37   12.83         10.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              20.83%  29.24      5.47        19.96   28.04          5.47
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
------------------------------------------------------------------------------------------------------
Expenses                                    1.41%   1.47      1.35         2.27    2.27          2.10
------------------------------------------------------------------------------------------------------
Net investment income (loss)                 .35%    .43      2.25         (.51)   (.37)         1.50
------------------------------------------------------------------------------------------------------

                                          -----------------------------
                                                     CLASS C
                                          -----------------------------
                                            YEAR ENDED    OCTOBER 16
                                           NOVEMBER 30,       TO
                                          --------------  NOVEMBER 30,
                                           1997    1996      1995
-----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------
Net asset value, beginning of period      $12.84   10.01          9.50
-----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.05)   (.04)          .01
-----------------------------------------------------------------------
  Net realized and unrealized gain          2.41    2.87           .50
-----------------------------------------------------------------------
Total from investment operations            2.36    2.83           .51
-----------------------------------------------------------------------
Less distribution from net realized
gain                                         .83      --            --
-----------------------------------------------------------------------
Net asset value, end of period            $14.37   12.84         10.01
-----------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              19.86%  28.27          5.37
-----------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------
Expenses                                    2.15%   2.22          2.07
-----------------------------------------------------------------------
Net investment income (loss)                (.39)%  (.32)         1.53
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                             YEAR ENDED     OCTOBER 16
                                            NOVEMBER 30,        TO
                                          ----------------  NOVEMBER 30,
                                           1997      1996      1995
-------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                $97,741   39,092         5,851
-------------------------------------------------------------------------
Portfolio turnover rate                        56%      82            --
-------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the periods ended November 30, 1997 and 1996 were $.0578 and $.0571, respectively.
--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) The investment manager agreed to temporarily waive certain operating expenses of the Fund. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts: for the period ended November 30, 1997, 0.05% for Class B and 0.01% for Class C; for the period ended November 30, 1996, 0.12% for Class A, 0.17% for Class B and 0.13% for Class C.

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
TRUSTEES&OFFICERS

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

TRUSTEES

DANIEL PIERCE
Chairman and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

OFFICERS

MARK S. CASADY
President

PHILIP J. COLLORA
Vice President,
Secretary and Treasurer

DANIEL J. BUKOWSKI
Vice President

JERARD R. HARTMAN
Vice President

THOMAS W. LITTAUER
Vice President

ANN M. MCCREARY
Vice President

KATHRYN L. QUIRK
Vice President

STEVEN H. REYNOLDS
Vice President

LINDA J. WONDRACK
Vice President

JOHN R. HEBBLE
Assistant Treasurer

MAUREEN E. KANE
Assistant Secretary

CAROLINE PEARSON
Assistant Secretary

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------

 ..............................................................................
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                             KEMPER SERVICE COMPANY
SERVICE AGENT                           P.O. Box 419557
                                        Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                           INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                          801 Pennsylvania
                                        Kansas City, MO 64105
 ..............................................................................
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60606
 ..............................................................................
PRINCIPAL UNDERWRITER                   KEMPER DISTRIBUTORS, INC.
                                        222 South Riverside Plaza  Chicago, IL
                                        60606
                                        www.kemper.com

               [LOGO]

     [LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style
prospectus.
KVGF - 2 (1/98)  1041940